                                                                   EXHIBIT 10.64















                               LEVI STRAUSS & CO.
                  DEFERRED COMPENSATION PLAN FOR EXECUTIVES AND
                                OUTSIDE DIRECTORS
                              MASTER PLAN DOCUMENT


                            EFFECTIVE JANUARY 1, 2003

                               LEVI STRAUSS & CO.
         DEFERRED COMPENSATION PLAN FOR EXECUTIVES AND OUTSIDE DIRECTORS

                                TABLE OF CONTENTS
                                -----------------

                                                                                                                      PAGE
                                                                                                                      ----

ARTICLE 1  DEFINITIONS............................................................................................      1
         1.1      "ACCOUNT".......................................................................................      1
         1.2      "ANNUAL BONUS"..................................................................................      1
         1.3      "ANNUAL COMPANY CONTRIBUTION"...................................................................      1
         1.4      "ANNUAL INSTALLMENT METHOD".....................................................................      1
         1.5      "BASE ANNUAL SALARY"............................................................................      2
         1.6      "BENEFICIARY" OR "BENEFICIARIES"................................................................      2
         1.7      "BOARD".........................................................................................      2
         1.8      "BRP"...........................................................................................      2
         1.9      "CODE"..........................................................................................      2
         1.10     "COMMITTEE".....................................................................................      2
         1.11     "COMPANY".......................................................................................      2
         1.12     "COMPANY CONTRIBUTION ACCOUNT"..................................................................      2
         1.13     "DIRECTOR"......................................................................................      3
         1.14     "DIRECTOR FEES".................................................................................      3
         1.15     "DISABILITY"....................................................................................      3
         1.16     "EIP MAKE-UP ACCOUNT"...........................................................................      3
         1.17     "EIP MAKE-UP CONTRIBUTION"......................................................................      3
         1.18     "ELECTIVE DEFERRAL".............................................................................      3
         1.19     "ELECTIVE DEFERRAL ACCOUNT".....................................................................      3
         1.20     "EMPLOYEE"......................................................................................      3
         1.21     "ERISA".........................................................................................      3
         1.22     "HOPP"..........................................................................................      3
         1.23     "IN-SERVICE DISTRIBUTION".......................................................................      3
         1.24     "LS&CO. PERFORMANCE TRACKINGVEHICLE.............................................................      4
         1.25     "MEASUREMENT VEHICLES"..........................................................................      4
         1.26     "PARTICIPANT"...................................................................................      4
         1.27     "PENSION MAKE-UP CONTRIBUTION"..................................................................      4
         1.28     "PLAN"..........................................................................................      4
         1.29     "PLAN YEAR".....................................................................................      4
         1.30     "RETIREMENT," "RETIRE(S)" OR "RETIRED"..........................................................      4
         1.31     "RETIREMENT DATE"...............................................................................      4
         1.32     "TERMINATION BENEFIT"...........................................................................      5
         1.33     "TERMINATION OF EMPLOYMENT".....................................................................      5
         1.34     "TRUST".........................................................................................      5
         1.35     "TRUSTEE".......................................................................................      5
         1.36     "UNFORESEEABLE FINANCIAL EMERGENCY".............................................................      5

ARTICLE 2  ELIGIBILITY AND PARTICIPATION..........................................................................      5
         2.1      ELIGIBILITY.....................................................................................      5
         2.2      ENROLLMENT......................................................................................      5
         2.3      TERMINATION OF PARTICIPATION AND/OR DEFERRALS...................................................      5

ARTICLE 3  DEFERRALS AND ACCOUNTS.................................................................................      5
         3.1      MINIMUM AND MAXIMUM DEFERRALS...................................................................      5

                               LEVI STRAUSS & CO.
         DEFERRED COMPENSATION PLAN FOR EXECUTIVES AND OUTSIDE DIRECTORS

                                TABLE OF CONTENTS
                                -----------------
                                   (CONTINUED)

                                                                                                                      PAGE

         3.2      WITHHOLDING AND CREDITING OF ELECTIVE DEFERRALS.................................................      6
         3.3      COMPANY CONTRIBUTION............................................................................      6
         3.4      PENSION MAKE-UP CONTRIBUTION....................................................................      6
         3.5      VESTING.........................................................................................      6
         3.6      CREDITING/DEBITING OF ACCOUNTS..................................................................      7
         3.7      FICA AND OTHER TAXES............................................................................      8

ARTICLE 4  IN-SERVICE DISTRIBUTION; UNFORESEEABLE FINANCIAL EMERGENCIES; WITHDRAWAL ELECTION......................      8
         4.1      IN-SERVICE DISTRIBUTION.........................................................................      8
         4.2      OTHER BENEFITS TAKE PRECEDENCE OVER IN-SERVICE DISTRIBUTION.....................................      9
         4.3      WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES...........................      9
         4.4      WITHDRAWAL ELECTION.............................................................................      9

ARTICLE 5  RETIREMENT BENEFIT.....................................................................................      9
         5.1      RETIREMENT BENEFIT..............................................................................      9
         5.2      PAYMENT OF RETIREMENT BENEFIT...................................................................      9
         5.3      DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT.................................................     10

ARTICLE 6  TERMINATION BENEFIT...................................................................................      10

ARTICLE 7  DISABILITY WAIVER AND BENEFIT.........................................................................      10
         7.1      DISABILITY WAIVER..............................................................................      10
         7.2      CONTINUED ELIGIBILITY; DISABILITY BENEFIT......................................................      10

ARTICLE 8  PRE-RETIREMENT SURVIVOR BENEFIT.......................................................................      10

ARTICLE 9  BENEFICIARY DESIGNATION...............................................................................      11
         9.1      BENEFICIARY....................................................................................      11
         9.2      NO BENEFICIARY DESIGNATION.....................................................................      11
         9.3      DOUBT AS TO BENEFICIARY........................................................................      11
         9.4      DISCHARGE OF OBLIGATIONS.......................................................................      11

ARTICLE 10  LEAVE OF ABSENCE.....................................................................................      11
         10.1     PAID LEAVE OF ABSENCE..........................................................................      11
         10.2     UNPAID LEAVE OF ABSENCE........................................................................      11

ARTICLE 11  TERMINATION, AMENDMENT OR MODIFICATION...............................................................      12
         11.1     TERMINATION....................................................................................      12
         11.2     AMENDMENT......................................................................................      12
         11.3     EFFECT OF PAYMENT..............................................................................      13

ARTICLE 12  ADMINISTRATION.......................................................................................      13
         12.1     COMMITTEE DUTIES...............................................................................      13
         12.2     AGENTS.........................................................................................      13

                               LEVI STRAUSS & CO.
         DEFERRED COMPENSATION PLAN FOR EXECUTIVES AND OUTSIDE DIRECTORS

                                TABLE OF CONTENTS
                                -----------------
                                   (CONTINUED)

                                                                                                                      PAGE
                                                                                                                      ----

         12.3     BINDING EFFECT OF DECISIONS....................................................................      13
         12.4     INDEMNITY OF COMMITTEE.........................................................................      13

ARTICLE 13  CLAIMS PROCEDURES....................................................................................      13
         13.1     PRESENTATION OF CLAIM..........................................................................      13
         13.2     NOTIFICATION OF DECISION.......................................................................      13
         13.3     REVIEW OF A DENIED CLAIM.......................................................................      14
         13.4     DECISION ON REVIEW.............................................................................      14
         13.5     LEGAL ACTION...................................................................................      15

ARTICLE 14  TRUST................................................................................................      15
         14.1     ESTABLISHMENT OF THE TRUST.....................................................................      15
         14.2     INTERRELATIONSHIP OF THE PLAN AND THE TRUST....................................................      15
         14.3     DISTRIBUTIONS FROM THE TRUST...................................................................      15

ARTICLE 15  MISCELLANEOUS PROVISIONS.............................................................................      15
         15.1     STATUS OF PLAN.................................................................................      15
         15.2     UNSECURED GENERAL CREDITOR.....................................................................      15
         15.3     NONASSIGNABILITY...............................................................................      15
         15.4     NOT A CONTRACT OF EMPLOYMENT...................................................................      16
         15.5     GOVERNING LAW..................................................................................      16
         15.6     NOTICE.........................................................................................      16
         15.7     SUCCESSORS.....................................................................................      16
         15.8     SPOUSE'S INTEREST..............................................................................      16
         15.9     VALIDITY.......................................................................................      16
         15.10    INCOMPETENT....................................................................................      16
         15.11    DISTRIBUTION IN THE EVENT OF TAXATION..........................................................      17
         15.12    INSURANCE......................................................................................      17
         15.13    EFFECT ON OTHER PLANS..........................................................................      17


                               LEVI STRAUSS & CO.
                           DEFERRED COMPENSATION PLAN
                                       FOR
                        EXECUTIVES AND OUTSIDE DIRECTORS
                           (Effective January 1, 2003)

                                     PURPOSE
                                     -------

The purpose of this Plan is to provide a means by which a select group of management or highly compensated employees and directors, who contribute materially to the continued growth, development and future business success of Levi Strauss & Co. and its participating subsidiaries, may elect to defer receipt of all or a portion of their compensation or bonuses to save for retirement. As described in the State Taxation of Pension Income Act of 1995, this Plan is maintained solely for the purpose of providing retirement benefits for Participants in excess of certain statutory limitations. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    Article 1
                                   DEFINITIONS
                                   -----------

For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account" shall mean the Participant's Elective Deferral Account, Company Contribution Account and EIP Make-Up Account. The Account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the benefits to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Bonus" shall mean any of the following bonuses payable by the Company during a Plan Year to a Participant while an Employee or Director and a Participant during that Plan Year:

        (a) Payments under the Levi Strauss & Co. Annual Incentive Plan;

        (b) Payments under the Leadership Shares Plan of Levi Strauss & Co.;

        (c) Payments under Levi Strauss & Co. Sales Incentive Program;

        (d) Payments under any regularly paid bonus program of Levi Strauss &
            Co.;

        (e) Any sign-on bonus payable at a specified future date following an Employee's commencement of employment;

        (f) Any retention bonus payable to an Employee; or

        (g) Any non-recurring special bonus that the Committee designates, in writing, as eligible for deferral under this Plan.

1.3 "Annual Company Contribution" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.3.

1.4 "Annual Installment Method" shall be an annual installment payment commencing as soon as administratively practicable on or after a Participant's Retirement Date, as predetermined by the Committee, and payable over the number of years selected by the Participant in accordance with this Plan. Each annual installment shall be calculated by multiplying the applicable vested Account by a fraction, the numerator of which is one (1) and the denominator of which is the remaining number of annual payments due the Participant; provided that the first installment may be further reduced to account for a partial-year payment, if applicable. For the first installment, the vested Account balance of the Participant shall be calculated as of the close of business on, or as soon as practicable after, the Participant's Retirement Date. Remaining annual installments shall be calculated as of the December 31st immediately preceding the Plan Year in which the installment is payable.

1.5 "Base Annual Salary" shall mean the annual cash compensation payable by the Company during a Plan Year to a Participant for services rendered while an Employee and a Participant during that Plan Year, excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, and automobile and other allowances paid to a Participant for services rendered (whether or not such allowances are included in the Employee's gross income). Base Annual Salary shall be calculated before reduction for amounts deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of the Company, but shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 132(f), 402(e)(3), 402(h), or 403(b).

1.6 "Beneficiary" or "Beneficiaries" shall mean one or more persons, trusts, estates or other entities, designated in accordance with
        Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.7 "Board" shall mean the board of directors of Levi Strauss & Co. The Board may delegate to any committee, subcommittee or any of its members, or to any agent, its authority to perform any act under the Plan, including without limitation those matters involving the exercise of discretion. Any such delegation of discretion will be subject to revocation at any time at the discretion of the Board. Any reference in this Plan document to the Board with respect to such delegated authority will be deemed a reference to its delegate or delegates.

1.8 "BRP" shall mean the Levi Strauss & Co. Excess Benefit Restoration Plan or the Levi Strauss & Co. Supplemental Benefit Restoration Plan, as each is amended from time to time, or any successor plan, to the extent that benefits payable thereunder result from Code limitations applicable to the HOPP.

1.9 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.10 "Committee" shall mean the Administrative Committee for Retirement Plans, as described in Article 12.

1.11 "Company" shall mean, depending on the context, either Levi Strauss & Co., a Delaware corporation, any successor to all or substantially all of the Company's assets or business, or any of the Company's subsidiaries (now in existence or hereafter formed or acquired) that have adopted the Plan with the written consent of the Board, or all such entities in the aggregate.

1.12 "Company Contribution Account" shall mean (i) the sum of the Participant's Company Contributions, plus (ii) amounts credited or debited in accordance with all the applicable crediting and debiting provisions of this Plan that relate to the Participant's Company Contribution Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

1.13 "Director" shall mean an individual who receives remuneration while serving as a member of the board of directors of the Company, provided he or she is also not an Employee while serving in such capacity.

1.14 "Director Fees" shall mean the annual fees payable by the Company during a Plan Year to a Participant, including retainer fees and meeting fees, for services performed while a Director and a Participant during that Plan Year.

1.15 "Disability" shall mean an Employee qualifies for permanent disability benefits under the Company's long-term disability plan.

1.16 "EIP Make-Up Account" shall mean (i) the sum of all of a Participant's EIP Make-Up Contributions, plus (ii) amounts credited or debited in accordance with all the applicable crediting or debiting provisions of this Plan that related to the Participant's EIP Make-Up Account, less
        (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's EIP Make-Up Account.

1.17 "EIP Make-Up Contribution" shall mean, for any fiscal year of the Company, the amount of Company matching contributions under the Employee Investment Plan of Levi Strauss & Co. ("EIP") that would have been payable to or for an Employee while a participant in EIP but for the deferral of Base Annual Salary or Annual Bonus under the Plan, without regard to any limitation in EIP with respect to such Employee's compensation or contributions.

1.18 "Elective Deferral" shall mean that portion of a Participant's Base Annual Salary, Annual Bonus and Director Fees that a Participant elects to defer in accordance with Article 3 for any one Plan Year. In the event of a Participant's Retirement, Disability, death or a Termination of Employment prior to the end of a Plan Year, such year's Elective Deferral shall be the actual amount withheld prior to such event.

1.19 "Elective Deferral Account" shall mean (i) the sum of all of a Participant's Elective Deferrals, plus (ii) amounts credited or debited in accordance with all the applicable crediting and debiting provisions of this Plan that relate to the Participant's Elective Deferral Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Elective Deferral Account.

1.20 "Employee" shall mean any individual whose remuneration for services rendered to the Company, as recognized by the Company, is reported on Federal Income Tax Form W-2. An individual's status as an "Employee" will be determined by the Committee and such determination will be conclusive and binding on all persons notwithstanding any contrary determination of Employee status by any court or governmental agency, including, but not limited to, the Internal Revenue Service.

1.21 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.22 "HOPP" shall mean the Revised Home Office Pension Plan of Levi Strauss & Co., as it may be amended from time to time, or any successor plan.

1.23 "In-Service Distribution" shall mean a lump sum payment in an amount that is equal to all or a portion of the Elective Deferral the Participant elects to have distributed as an In-Service Distribution under Section 4.1, credited and debited in the manner provided in
        Section 3.6, and
        calculated as of the close of business on a date determined by the Committee which precedes the payment date.

1.24 "LS&CO. Performance Tracking Vehicle" shall mean a Measurement Vehicle in which the assumed rate of return shall be dependent upon LS&CO.'s cumulative EBITDA (earnings before interest, taxes, depreciation and amortization) over a specified period or other time-limited financial measure as determined by the Board (the "Performance Period").

        The rate of return shall be an annual rate. There shall be a minimum guaranteed rate of return and up to a maximum rate of return, as determined by the Board, based on LS&CO.'s future cumulative EBITDA or other financial measure over the Performance Period. To the extent that any amounts in an Account do not remain allocated to the LS&CO. Performance Tracking Vehicle through the end of a specified Plan Year period (the "Mandatory Deferral Period"), the minimum rate shall apply to such amounts. The Board shall have sole discretion in determining whether to offer the LS&CO. Performance Tracking Vehicle under the Plan during any Plan Year.

1.25 "Measurement Vehicles" shall mean the investment vehicles designated by the Committee, in its sole discretion, and selected by a Participant for purposes of crediting and debiting such Participant's Account, as described in Section 3.6.

1.26 "Participant" shall mean any Employee or Director (i) who is selected by the Committee to participate in the Plan, (ii) who elects to participate in the Plan by signing an election form in accordance with the terms of the Plan, and (iii) whose signed election form is accepted by the Committee.

1.27 "Pension Make-Up Contribution" shall mean the amount equal to the difference between (i) the amount of benefits that would have been payable to or for an Employee under the HOPP or the BRP but for the deferral of Base Annual Salary or Annual Bonus under the Plan, and (ii) the amount of benefits actually payable to or for the Employee under the HOPP or the BRP.

1.28 "Plan" shall mean this Levi Strauss & Co. Deferred Compensation Plan for Executives and Outside Directors, as it may be amended from time to time.

1.29 "Plan Year" shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

1.30    "Retirement," "Retire(s)" or "Retired" shall mean:

        (a) In the case of an Employee, a severance of an Employee's employment with the Company with the right either to an immediate early retirement, normal retirement, or deferred retirement benefit payable under the HOPP. If an Employee is not a participant in the HOPP at the time of his or her severance from employment with the Company, the determination as to whether such Employee is Retired for purposes of this Section
                1.30 shall be determined as if the Employee had been a participant in the HOPP at such time and was eligible for a pension benefit thereunder.

        (b) In the case of a Director, the Director's cessation of service as a member of the Board, voluntary or involuntary, for a reason other than death.

1.31 "Retirement Date" shall mean the first day of the month coincident with or next following the date a Participant Retires.

1.32    "Termination Benefit" shall mean the benefit set forth in Article 6.

1.33 "Termination of Employment" shall mean an Employee's severance from employment with the Company, voluntarily or involuntarily, for a reason other than Retirement, Disability or death.

1.34 "Trust" shall mean one or more trusts established by the Company in its sole discretion.

1.35 "Trustee" shall mean the individuals or corporation appointed by the Committee under Section 14.1 to administer the Trust in accordance with the terms of the Plan and trust agreement.

1.36 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent (as defined in section 152(a) of the Code) of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee. The circumstances that will constitute an "Unforeseeable Financial Emergency" will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved (x) through reimbursement or compensation by insurance or otherwise, (y) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or (z) by cessation of deferrals under the Plan.

                                   Article 2
                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

2.1     Eligibility. Participation in the Plan shall be limited to a select
        -----------
        group of management or highly compensated Employees and Directors of the Company, as determined by the Committee in its sole discretion.

2.2     Enrollment. To participate initially, an Employee or Director must
        ----------
        submit an election form within the time designated by the Committee. For each Plan Year after the first year of participation, an irrevocable deferral election for that Plan Year is made by submitting a completed and executed election form to the Committee before the end of the Plan Year preceding the Plan Year to which the election applies. If no election form is timely delivered for a Plan Year, the Elective Deferral shall be zero for that Plan Year.

2.3     Termination of Participation and/or Deferrals. A Participant's
        ---------------------------------------------
        participation in the Plan will terminate when his or her Account has been distributed or on the date of his or her death, which ever occurs first. If the Committee determines that a Participant no longer qualifies as a member of a select group of management or highly compensated employees under Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its discretion, to (i) terminate any deferral election the Participant has made for the remainder of the current Plan Year and/or (ii) prevent the Participant from making future deferral elections.

                                   Article 3
                             DEFERRALS AND ACCOUNTS
                             ----------------------

3.1     Minimum and Maximum Deferrals. For each Plan Year, a Participant may
        -----------------------------
        make an irrevocable Elective Deferral as a percentage of Base Annual Salary, Annual Bonus, and/or Director Fees subject to the following parameters:

         ----------------------------------- ------------------------------- -------------------------------
         DEFERRAL TYPE                               MINIMUM AMOUNT                  MAXIMUM AMOUNT
         ----------------------------------- ------------------------------- -------------------------------
         Base Annual Salary                                5%                             100%
         ----------------------------------- ------------------------------- -------------------------------

         Annual Bonus                                      1%                             100%
         ----------------------------------- ------------------------------- -------------------------------

         Director Fees                                     5%                             100%
         ----------------------------------- ------------------------------- -------------------------------

        If an election is made for less than the stated minimum amounts, or if no election is made, the amount deferred shall be deemed to be zero.

        Notwithstanding the foregoing, if a Participant first becomes eligible after the first day of a Plan Year, the maximum Elective Deferral (i) with respect to Base Annual Salary or Director Fees shall be limited to compensation or fees not yet earned as of the date the Participant submits his or her election form, and (ii) with respect to Annual Bonus shall be limited to those amounts deemed eligible for deferral, in the sole discretion of the Committee.

3.2     Withholding and Crediting of Elective Deferrals. The Base Annual Salary
        -----------------------------------------------
        portion of the Elective Deferral shall be withheld from payroll according to the Participant's election. The Annual Bonus and/or Director Fees portion of the Elective Deferral shall be withheld at the time the Annual Bonus and/or Director Fees are, or otherwise would be, paid to the Participant. Elective Deferrals shall be credited to a Participant's Elective Deferral Account at the time such amounts would otherwise have been paid to the Participant, or as soon as practicable thereafter.

3.3     Company Contribution. During any Plan Year, the Company may, in its
        --------------------
        discretion, credit an amount to a Participant's Company Contribution Account. The Company Contribution, if any, shall be credited as of the last working day of the Plan Year, or as soon as practicable thereafter. If a Participant is not employed or in service with the Company as of the last working day of a Plan Year (other than due to Retirement, layoff, as determined by the Committee, or death) the Participant shall not be eligible for an Company Contribution for that Plan Year.

3.4     Pension Make-Up Contribution. The Pension Make-Up Contribution shall be
        ----------------------------
        paid under the BRP at the time and in the form described thereunder. Although the method for calculating the Pension Make-Up Contribution is described in this Plan, such amount is not an accrued benefit hereunder; rather, the Pension Make-Up Pension Amount shall be an accrued benefit under the BRP.

3.5      Vesting.  Subject to Section 15.2:
         -------

        (a) A Participant shall at all times be 100% vested in his or her Elective Deferral Account and EIP Make-Up Account;

        (b) A Participant shall be vested in his or her Company Contribution Account in accordance with the vesting schedule(s) set forth in his or her employment agreement or any other agreement entered into between the Participant and the Company. If not addressed in such an agreement, a Participant shall vest in his or her Company Contribution Account in accordance with a schedule established by the Company;

        (c) A Participant shall be vested in his or her Pension Make-Up Contribution only to the extent that the Participant would be vested in such amounts under the provisions of the HOPP or the BRP; and

        (d) Notwithstanding anything to the contrary contained in this Section, upon Retirement a Participant's Company Contribution Account and Pension Make-Up Contribution shall immediately become 100% vested.

3.6     Crediting/Debiting of Accounts. A Participant shall be permitted to
        ------------------------------
        allocate his or her Account among Measurement Vehicles. The Committee may discontinue, substitute or add a Measurement Vehicle as of the first day of a calendar quarter. The Committee, or its delegate shall give the Participant ample advance notice of such a change. The Measurement Vehicles are used solely to credit or debit amounts to a Participant's Account.

        (a)     Election of Measurement Vehicles. The Participant shall specify
                --------------------------------
                on the election form the percentage of his or her Account to be allocated to a Measurement Vehicle in one percent (1%) increments. A Participant may change the percentage allocation among Measurement Vehicles by submitting a new election form. Any change will take effect as soon as reasonably practicable after the Form is submitted. Pension Make-Up Contributions shall
                                             -----------------------------------
                not be eligible for the crediting of income, gain or loss, under
                ----------------------------------------------------------------
                this Section.
                ------------

        (b)     LS&CO. Performance Tracking Vehicle. A Participant other than a
                -----------------------------------
                Director may make a special one-time election to allocate a portion of his or her Elective Deferrals during a Plan Year to the LS&CO. Performance Tracking Vehicle; provided that, at the sole discretion of the Board, the LS&CO. Performance Tracking Vehicle is offered under the Plan during such Plan Year. This allocation election must be made in accordance with procedures established by the Committee, as may be amended from time to time. Amounts allocated to this Vehicle are subject to the following rules:

                (i) Except in the case of a lump sum distribution from the Account due to the Participant's Termination of Employment, Retirement, Disability, death, or Unforeseeable Financial Emergency, the allocation will remain in effect through the end of the Mandatory Deferral Period set forth in Section 1.24.

                (ii) After the expiration of the applicable Mandatory Deferral Period set forth in Section 1.24, the Participant must elect another Measurement Vehicle for amounts that were allocated to the LS&CO. Performance Tracking Vehicle, or the default Measurement Vehicle will apply to those amounts.

        (c)     Failure to Elect Measurement Vehicles. If a Participant fails to
                -------------------------------------
                make an election to allocate his or her Account under this
                Section 3.6, the Committee will apply a default Measurement Vehicle until the Participant submits an election form selecting one or more Measurement Vehicle(s).

        (d)     Crediting or Debiting Method. A Participant's Account shall be
                ----------------------------
                credited or debited on a daily basis based on the performance of each Measurement Vehicle selected by the Participant. The performance of each elected Measurement Vehicle (either positive or negative) will be based on the performance of the underlying measurement standard (e.g., underlying mutual fund or the Company's performance).

        (e)     No Actual Investment. The Measurement Vehicles are to be used
                --------------------
                for measurement purposes only, and the crediting or debiting of such amounts to a articipant's Account shall not be construed as
                                                       ----- ---
                an actual investment of the Account in any investment vehicle underlying such Measurement Vehicle. In the event that the Company or the Trustee, in its own discretion, decides to invest funds in any or all of the investment vehicles underlying any Measurement Vehicles, no Participant shall have any rights in or to such investments themselves. A Participant's Account shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company as to his or her Account balance.

        (f)     Distributions. Upon distribution, the Committee shall determine
                -------------
                the value of the Participant's Account based on the applicable Measurement Vehicle(s). If the Participant elected to receive his or her benefit in the Annual Installment Method and the Account is allocated among two or more Measurement Vehicles, the Committee shall reduce the balance of each Measurement Vehicle on a pro-rata basis to make each installment payment.

3.7     FICA and Other Taxes.
        --------------------

        (a)     Elective Deferrals. The Company shall withhold the Participant's
                ------------------
                share of FICA and other employment taxes that apply to the Elective Deferral from that portion of the Participant's Base Annual Salary and/or Annual Bonus that is not deferred hereunder. If necessary, the Committee may reduce the Elective Deferral in order to comply with this Section.

        (b)     EIP Make-Up Contributions. The Company shall withhold the
                -------------------------
                Participant's share of FICA and other employment taxes that apply to the EIP Make-Up Contribution from such EIP Make-Up Contribution. If necessary, the Committee may reduce the Participant's Base Annual Salary and/or Annual Bonus that is not deferred hereunder in order to comply with this Section.

        (c)     Company Contribution Account. When a Participant becomes vested
                ----------------------------
                in a portion of his or her Company Contribution Account, the Company shall withhold from the Participant's Base Annual Salary and/or Annual Bonus that is not deferred, in a manner determined by the Company, the Participant's share of FICA and other employment taxes. If necessary, the Committee may reduce the vested portion of the Participant's Company Contribution Account in order to comply with this Section 3.7.

        (d)     Distributions. The Company, or the Trustee, shall withhold from
                -------------
                any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Company, or the Trustee, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Company and the Trustee.

                                   Article 4
          IN-SERVICE DISTRIBUTION; UNFORESEEABLE FINANCIAL EMERGENCIES;
          -------------------------------------------------------------
                               WITHDRAWAL ELECTION
                               -------------------

4.1     In-Service Distribution. A Participant may irrevocably elect to receive
        -----------------------
        all or a portion of an Elective Deferral in the form of a future In-Service Distribution while an Employee or a Director. Subject to the other terms and conditions of this Plan, each In-Service Distribution shall be paid out during the first sixty (60) days of any Plan Year designated by the Participant that is at least three Plan Years after the Plan Year in which the Elective Deferral was deferred. For example, if a three-year In-Service Distribution is elected for Elective Deferrals that are deferred in the Plan Year commencing January 1, 2003, the In-Service Distribution would become payable during a sixty
        (60) day period commencing January 1, 2007. A Participant may submit a written request to the Committee to postpone (up to two (2) times with respect to each In-Service Distribution election) his or her In-Service Distribution election up to a minimum of three (3) additional years, provided that such request is received by the Committee at least one year prior to the date on which the particular In-Service Distribution would have commenced. Notwithstanding the foregoing limitations, a Participant who Retires may request to change his or her election to receive a future In-Service Distribution to the Annual Installment Method by submitting a new election form to the Committee in accordance with Article 5.

4.2     Other Benefits Take Precedence Over In-Service Distribution. Should an
        -----------------------------------------------------------
        event occur that triggers a benefit under Article 5, 6, 7 or 8, any Elective Deferral, subject to credits or debits, as applicable, that is subject to an In-Service Distribution election under Section 4.1 shall not be paid in accordance with Section 4.1 but shall be paid in accordance with the other applicable Article.

4.3     Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies.
        ---------------------------------------------------------------------
        A Participant who experiences an Unforeseeable Financial Emergency while an Employee or Director may petition the Committee to (i) suspend any deferrals elected by him or her and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of
        (i) the sum of the Participant's Elective Deferral Account, EIP-Make Up Account, plus the vested portion of his or her Company Contribution Account, calculated as if such Participant were receiving a Termination Benefit, or (ii) the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If the petition for a suspension and/or payout is approved by the Committee suspension shall take effect on, or as soon as practicable after, the date of approval and any payout shall be made within sixty (60) days of the date of approval.

4.4     Withdrawal Election. A Participant may elect at any time while an
        -------------------
        Employee or Director to withdraw all or a portion of his or her vested Account, with the exception of deferrals allocated to the LS&CO. Performance Tracking Vehicle. The Participant shall make this election by giving the Committee advance written notice of the election in a form prescribed by the Committee. The value of a Participant's vested Account shall be calculated as soon as practicable after the Committee receives the Participant's election. A withdrawal penalty equal to 10% of such amount (the net amount shall be referred to as the "Withdrawal Amount") shall apply. The Participant shall be paid the Withdrawal Amount within sixty (60) days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall be suspended for the remainder of the Plan Year in which the withdrawal is elected and for one (1) full Plan Year thereafter.

                                   Article 5
                               RETIREMENT BENEFIT
                               ------------------

5.1     Retirement Benefit.  A Participant who Retires shall receive his or her
        ------------------
        vested Account calculated as of the close of business on, or as soon as practicable after, his or her Retirement Date.

5.2     Payment of Retirement Benefit. On the Participant's election form he or
        -----------------------------
        she shall elect to receive the retirement benefit as a lump sum or an Annual Installment Method of 5, 10, 15, or 20 years. The Participant may change his or her election to an allowable alternative payout period by submitting a new election form to the Committee, provided that any such election form is received on or before December 1 of the Plan Year preceding the Plan Year in which the Participant Retires. If a Participant does not make a retirement benefit election the benefit will be paid in a lump sum. If a Participant elects to receive the retirement benefit in an Annual Installment Method, but the Account balance is not at least $25,000 on the Retirement Date, the retirement benefit shall be paid as a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the Participant's

        Retirement Date. Remaining installments, if any, shall be paid during each January following his or her Retirement Date.

5.3     Death Prior to Completion of Retirement Benefit. If a Participant dies
        -----------------------------------------------
        after Retirement but before the retirement benefit is paid in full, the Participant's Beneficiary shall receive a lump sum payment that is equal to the Participant's unpaid remaining vested Account calculated as soon as practicable after the Participant's death. The lump sum payment shall be made no later than sixty (60) days after the Committee is provided with proof that is satisfactory to the Committee of the Participant's death.

                                   Article 6
                               TERMINATION BENEFIT
                               -------------------

        If a Participant experiences a Termination of Employment, the Participant shall receive a lump sum Termination Benefit, which shall be equal to the Participant's vested Account calculated as of the close of business on, or as soon as practicable after, the date the Participant experiences a Termination of Employment. The lump sum payment shall be made no later than sixty (60) days after the date on which the Participant experiences a Termination of Employment.

                                   Article 7
                          DISABILITY WAIVER AND BENEFIT
                          -----------------------------

7.1     Disability Waiver.
        -----------------

        (a)     Waiver of Deferral. If a Participant is determined to be
                ------------------
                suffering from a Disability, that portion of his or her Elective Deferral commitment that would otherwise have been withheld from such Participant's Base Annual Salary and/or Annual Bonus for the remainder of the Plan Year in which the Participant first suffers a Disability shall cease. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

        (b)     Deferral Following Disability. If a Participant returns to
                -----------------------------
                employment as an Employee with the Company after a Disability ceases, the Participant may make a new Elective Deferral for the Plan Year following his or her return to employment and for every Plan Year thereafter according to the Plan.

7.2     Continued Eligibility; Disability Benefit. A Participant who is
        -----------------------------------------
        suffering from a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed as an Employee and may be eligible for the benefits provided under Article 4, 5, 6 or 8. However, the Committee retains the right to deem such Participant as having experienced a Termination of Employment or Retirement, as appropriate, at any time after he or she is determined to be suffering a Disability. If the Committee elects to exercise such right, the Participant shall receive a Disability Benefit equal to his or her vested Account described in Article 5 or 6, as appropriate, calculated as soon as practicable after his or her deemed Termination of Employment or Retirement Date. The Disability benefit shall be paid (or shall commence in the case of installments) within sixty (60) days of the Participant's deemed Termination of Employment or Retirement Date.

                                   Article 8
                         PRE-RETIREMENT SURVIVOR BENEFIT
                         -------------------------------

        If the Participant dies before he or she Retires, experiences a Termination of Employment, or suffers a Disability, the Participant's Beneficiary shall receive a lump sum pre-retirement survivor benefit, which shall be equal to the Participant's vested Account calculated as soon as practicable after the Participant's death. The lump sum payment shall be made no later than sixty (60) days after the Committee is provided with proof that is satisfactory to the Committee of the Participant's death.

                                   Article 9
                             BENEFICIARY DESIGNATION
                             -----------------------

9.1     Beneficiary. Each Participant shall have the right, at any time, to
        -----------
        designate a Beneficiary(ies) (both primary and contingent) to receive his or her vested Account upon death. A Participant may designate or change a Beneficiary by completing and signing a Beneficiary designation form. Upon the Committee's receipt of a Participant's new Beneficiary designation form, all prior Beneficiary designations filed by that Participant shall be canceled. The Committee shall be entitled to rely on the last Beneficiary designation form filed by the Participant and received by the Committee prior to his or her death.

9.2     No Beneficiary Designation. If a Participant fails to designate a
        --------------------------
        Beneficiary or if all designated Beneficiaries predecease the Participant, then payment of a Participant's vested Account shall be made in the following order:

        (a)     To the Participant's surviving spouse, if any;

        (b) If the Participant has no surviving spouse, then to his or her living children;

        (c) If the Participant has no living children, then to his or her living parents;

        (d) If the Participant has no living parents, then to his or her living brothers and sisters; or

        (e) If the Participant has no living brothers or sisters, then to his or her estate.

9.3     Doubt as to Beneficiary. If the Committee has any doubt as to the
        -----------------------
        proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Company to either withhold such payments until this matter is resolved to the Committee's satisfaction, or pay such amount into any court of appropriate jurisdiction, with such court ordered payment completely discharging the liability of the Plan, the Company, and the Committee.

9.4     Discharge of Obligations. The payment of benefits under the Plan to a
        ------------------------
        Beneficiary shall fully and completely discharge the Plan, the Company and the Committee from all further obligations under this Plan with respect to that Beneficiary.

                                   Article 10
                                LEAVE OF ABSENCE
                                ----------------

10.1    Paid Leave of Absence. According to the Company's general employment
        ---------------------
        policies and procedures, if a Participant is authorized by the Company for any reason to take a paid leave of absence from employment with the Company, such Participant shall continue to be considered employed or in service with the Company and the Elective Deferral shall continue to be withheld during such paid leave of absence.

10.2    Unpaid Leave of Absence. According to the Company's general employment
        -----------------------
        policies and procedures, if a Participant is authorized by the Company for any reason to take an unpaid leave of absence from employment with the Company, such Participant shall continue to be considered employed or in service with the Company and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the date the Participant returns to paid status. Deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, as appropriate, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                   Article 11
                     TERMINATION, AMENDMENT OR MODIFICATION
                     --------------------------------------

11.1    Termination. Although the Company anticipates that it will continue the
        -----------
        Plan for an indefinite period of time, the Company reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees, Directors, and adopting subsidiaries, regardless of any resulting income tax or other consequences to Participants and their Beneficiaries. The deferral elections of the affected Participants shall terminate upon termination of the Plan. Benefits upon Plan termination shall be paid to the Participants as follows:

        (a) If the Plan is terminated with respect to all of its Participants, the Company shall have the right, in its sole discretion, to pay all benefits in a lump sum or pursuant to an Annual Installment Method (in the case of a Participant who is not otherwise eligible to Retire as of the date the Plan is terminated, such Participant's vested Account for purposes of calculating his or her first annual installment shall be determined as of the close of business on, or as soon as practicable after, the effective date of the Plan termination) of up to 15 years, with amounts continuing to be credited and debited during the installment period; or

        (b) If the Plan is terminated with respect to less than all of its Participants, the Company shall be required to pay such benefits in a lump sum.

        The termination of the Plan shall not decrease or restrict the value of a Participant's vested Account in existence as of the effective date of Plan termination. However, the Company has the right to accelerate installment payments without a premium or prepayment penalty by paying the vested Account in a lump sum or pursuant to an Annual Installment Method using fewer years. In any case, the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule.

11.2    Amendment. The Company reserves the right, at any time, to amend or
        ---------
        modify the Plan in whole or in part, regardless of any resulting income tax or other consequences to Participants and their Beneficiaries. However, no amendment or modification shall decrease or restrict the value of a Participant's vested Account in existence at the time the amendment or modification is made, calculated as if the Participant had Retired or experienced a Termination of Employment, as appropriate, as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification. However, the Company shall have the right to accelerate installment payments by paying the vested Account in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.3    Effect of Payment. The full payment of a Participant's benefit under
        -----------------
        the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries.

                                   Article 12
                                 ADMINISTRATION
                                 --------------

12.1    Committee Duties. Except as otherwise provided in this Article 12, this
        ----------------
        Plan shall be administered by the Committee. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to establish, amend, interpret, and enforce all appropriate rules and procedures for the administration of the Plan and to resolve any and all questions including interpretations of this Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2    Agents. In the administration of this Plan, the Committee may, from
        ------
        time to time, employ agents, including Employees, and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Company. Any such delegation will be subject to revocation at any time at the discretion of the Committee. Any reference in this Plan document to the Committee with respect to such delegated authority will be deemed a reference to its delegate or delegates.

12.3    Binding Effect of Decisions. Any decision or action of the Committee
        ---------------------------
        with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and procedures established hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.4    Indemnity of Committee. The Company shall indemnify and hold harmless
        ----------------------
        the Committee, the members of the Committee, and any Employee to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities incurred by that Company arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, or any such Employee.

                                   Article 13
                                CLAIMS PROCEDURES
                                -----------------

13.1    Presentation of Claim. Any Participant may submit to the Committee a
        ---------------------
        written claim for a determination with respect to the amounts distributable to him or her from the Plan. If such claim relates to the contents of a notice received by the Participant, the claim must be made within sixty (60) days after such notice was received by the Participant. All other claims must be made within one-hundred eight
        (180) days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Participant.

13.2    Notification of Decision. The Committee shall consider a Participant's
        ------------------------
        claim within ninety (90) days of receiving the claim; provided that if the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Participant prior to the termination of the initial ninety (90) day period. In no event shall such extension exceed a period of ninety (90) days from the end of the initial ninety (90) day period. The extension notice shall indicate the special circumstances requiring an extension of time. The Committee shall notify the Participant in writing:

        (a) That the Participant's requested determination has been made, and that the claim has been allowed in full; or

        (b) That the Committee has reached a conclusion contrary, in whole or in part, to the Participant's requested determination. In such case, the notice shall set forth in a manner calculated to be understood by the Participant:

                (i) The specific reason(s) for the denial of the claim, or any part of it;

                (ii) Specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                (iii) A description of any additional material or information necessary for the Participant to perfect the claim, and an explanation of why such material or information is necessary;

                (iv) An explanation of the claim review procedure set forth in Section 13.3 below; and

                (v) A statement of the Participant's right to bring a civil action under ERISA following an adverse benefit determination on review.

13.3    Review of a Denied Claim. On or before sixty (60) days after receiving
        ------------------------
        a notice from the Committee that a claim has been denied, in whole or in part, a Participant (or the Participant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. The Participant (or the Participant's duly authorized representative) may:

        (a) Upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Participant's claim for benefits;

        (b)     Submit written comments or other documents; and/or

        (c) Request a hearing, which the Committee, in its sole discretion, may grant.

13.4    Decision on Review. The Committee shall render its decision on review
        ------------------
        no later than sixty (60) days after the Committee receives the Participant's written request for a review of the denial of the claim; provided that if the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Participant prior to the termination of the initial sixty (60) day period. In no event shall such extension exceed a period of sixty (60) days from the end of the initial sixty (60) day period. The extension notice shall indicate the special circumstances requiring an extension of time. In rendering its decision, the Committee shall take into account all comments, documents, records and other information submitted by the Participant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The decision shall be written in a manner calculated to be understood by the Participant, and shall contain:

        (a)     Specific reasons for the decision;

        (b) Specific reference(s) to the pertinent Plan provisions upon which the decision was based;

        (c) A statement that the Participant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Participant's claim for benefits; and

        (d) A statement of the Participant's right to bring a civil action under ERISA.

13.5    Legal Action. A Participant's compliance with the foregoing provisions
        ------------
        of this Article 13 is a mandatory prerequisite to a Participant's right to commence any legal or equitable action with respect to any claim for benefits under this Plan.

                                   Article 14
                                      TRUST
                                      -----

14.1    Establishment of the Trust. In order to provide assets from which to
        --------------------------
        fulfill the obligations of the Participants and their Beneficiaries under the Plan, the Company may establish a Trust by a trust agreement with a third party, the Trustee, to which the Company may, in its discretion, contribute cash or other property, including securities issued by the Company. The Trustee shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable trust agreement, including the disposition of Trust assets and reinvestment of the proceeds in one or more investment vehicles designated by the Committee or investment manager appointed by the Committee.

14.2    Interrelationship of the Plan and the Trust. The provisions of the Plan
        -------------------------------------------
        shall govern the rights of a Participant or Beneficiary to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Company, Participants, Beneficiaries and the creditors of the Company to the assets transferred to the Trust.

14.3    Distributions From the Trust. The Company's obligations under the Plan
        ----------------------------
        may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Company's obligations under this Plan.

                                   Article 15
                            MISCELLANEOUS PROVISIONS
                            ------------------------

15.1    Status of Plan. The Plan is intended to be a plan that is not qualified
        --------------
        within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted in a manner consistent with that intent.

15.2    Unsecured General Creditor. Participants and their Beneficiaries,
        --------------------------
        heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company. For purposes of the payment of benefits under this Plan, any and all of the Company's assets shall be, and remain, the general assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

15.3    Nonassignability. Neither a Participant nor any other person shall have
        ----------------
        any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, any amounts payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, non-assignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law, including, but not limited to, a Participant's or any other person's bankruptcy or insolvency.

15.4    Not a Contract of Employment. Nothing contained in the Plan will give
        ----------------------------
        any Employee or Director the right to be retained in the employment of the Company or affect the right of the Company to dismiss any Employee or Director. The adoption and maintenance of the Plan will neither constitute a contract between the Company and any Employee or Director nor consideration for, or an inducement to or condition of, the employment or services of any Employee or Director.

15.5    Governing Law. Subject to ERISA, the provisions of this Plan shall be
        -------------
        construed and interpreted according to the internal laws of the State of California without regard to its conflicts of laws principles.

15.6    Notice. Any notice or filing required or permitted to be given to the
        ------
        Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail or private delivery service to the following address: Administrative Committee, c/o U.S. Retirement Benefits, Manager, Human Resources, Levi Strauss & Co., P.O. Box 7215, San Francisco, CA 94120.

        Alternatively, any notice or filing required or permitted to be given to the Committee under this Plan may be given in writing by facsimile or other electronic media, as determined to be acceptable by the Committee. Notice to the Committee shall be deemed given as of the date of actual receipt by the Committee.

        Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail or private delivery service to the last known address of such Participant appearing on the records of the Company, or sent by facsimile or other electronic media, as determined to be acceptable by the Committee. Notice to a Participant shall be deemed given when personally delivered, when sent by mail or private delivery service, or when successfully transmitted using facsimile or other electronic means.

15.7    Successors. The provisions of this Plan shall bind and inure to the
        ----------
        benefit of the Company and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

15.8    Spouse's Interest. The interest in the benefits hereunder of a
        -----------------
        Participant's spouse who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable prior to or upon death by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

15.9    Validity. In case any provision of this Plan shall be illegal or
        --------
        invalid for any reason, such illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

15.10   Incompetent. If the Committee determines in its discretion that a
        -----------
        benefit under this Plan is to be paid to a minor, a person declared legally incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

15.11   Distribution in the Event of Taxation. If, for any reason, all or any
        -------------------------------------
        portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee or Trustee for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, the Company shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid vested Account under the Plan). If the petition is granted, the tax liability distribution shall be made within ninety (90) days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

15.12   Insurance. The Company, on its own behalf or on behalf of the Trustee,
        ---------
        and, in its sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Company or the Trustee, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Company shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Company has applied for insurance.

15.13   Effect on Other Plans. The benefits provided for a Participant and
        ---------------------
        Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Company. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                      * * *

IN WITNESS WHEREOF, the Company has signed this Plan document as of __________, 2002.



                                 LEVI STRAUSS & CO.

                                 By:    ______________________________________

                                 Title: ______________________________________